October 2020 Investor Presentation

This presentation contains statements that are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, any financial or other guidance, statements that reflect our current expectations concerning future results and events, and any other statements that are not based solely on historical fact. Forward-looking statements are based on management's expectations, certain assumptions and currently available information. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based on various assumptions as to future events, the occurrence of which necessarily are subject to uncertainties. These forward-looking statements are made subject to certain risks, uncertainties and other factors, which could cause our actual results, performance or achievements to differ materially from those presented in the forward-looking statements. Examples of factors that may affect future operating results and financial condition include, but are not limited to: changes in the economy generally and in respect to the businesses in which CTS operates; unanticipated issues in integrating acquisitions; the results of actions to reposition our businesses; rapid technological change; general market conditions in the automotive, communications, and computer industries, as well as conditions in the industrial, defense and aerospace, and medical markets; reliance on key customers; unanticipated natural disasters, pandemics, or other events; the ability to protect our intellectual property; pricing pressures and demand for our products; unanticipated developments that could occur with respect to contingencies such as litigation and environmental matters as well as any product liability claims; and risks associated with our international operations, including trade and tariff barriers, exchange rates and political and geopolitical risks. Many of these, and other, risks and uncertainties are discussed in further detail in Item 1A. of CTS’ Annual Report on Form 10-K. We undertake no obligation to publicly update our forward-looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes. The information provided in this presentation includes certain non-GAAP financial measures. These non-GAAP financial measures should not be considered in isolation or a substitute for the comparable GAAP financial measures. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is included in the Appendix of this presentation. Forward Looking Statements

Solid Foundation With Opportunities For Growth Sales/Technical Office Manufacturing Facility Note: Sales by region and end market based on trailing twelve months sales as of September 30, 2020 We aim to be a leading provider of sensing and motion devices as well as connectivity components, enabling an intelligent and seamless world. Transportation Industrial Aero & Defense Medical Telecom & IT $416 Million Europe 13% North America 57% Asia 30%

Broad Product Portfolio Around Targeted Strategy Controls Pedals Piezoelectric Products Position Sensors Switches Temperature Sensors Transducers EMI/RFI Filters Frequency Control Products RF Filters Specialty Capacitors Specialty Resistors Piezoelectric Products Rotary Actuators

Transportation Motorcycles Light Vehicles Electric/Hybrid Vehicles Commercial Vehicles/Off-Road Market Sectors Key Customers Relevant Products Accelerator Pedals Position Sensors Temperature Sensors Current Sensors Smart Actuator

Industrial Piezoelectric Components Transducers Sensors & Controls Switches EMI/RFI Filters Temperature Sensors Flow Metering Inkjet Print Heads HVAC Systems Market Sectors Commercial Sonar Key Customers Relevant Products

Medical Piezoelectric Components Sensors & Controls Switches Frequency Control Products EMI/RFI Filters Equipment Control Panel Ultrasonic Imaging Therapeutic Ultrasound Market Sectors Dental Equipment Key Customers Relevant Products

Aero & Defense Piezoelectric Components Transducers RF Filters Temperature Sensors Frequency Control Products Relevant Products Market Sectors Key Customers Sonobuoys Hydrophones Torpedo/Missile Control Airplane Communications

Telecom & IT Piezoelectric Components RF Filters EMI/RFI Filters Frequency Control Products Relevant Products Market Sectors Key Customers Macro Cell Base Stations Small Cell Base Stations Satellite Communication Wireline/ Network Switching

End Markets Growing Mid-Single Digits

	Transportation	Industrial	Medical	Aero & Defense	Telecom & IT
					
Goal	LV 30-50% CV 10-20%	20-30%	10-20%	5-15%	5-10%
SAM	$3.4B	$2.2B	$0.4B	$0.9B	$1.9B

56%

21%

11%

9%

3%

Transportation

- Booked Business, Share Gains
- Actuators – Asia/EU customers
- Sensors for Electric/Hybrid
- Inductive Accelerator Pedals
- Increased Sensor Content

Industrial

- 3D and textile printing
- Applications in flow, level and temperature sensing
- Up-integration into sensors and transducers
- Industrial automation and IOT

Medical

- Medical 3D/4D ultrasound
- HMI control for medical devices
- Wireless pacing and ultrasound-based drug delivery
- Increased temperature sensor needs
- Dental and therapeutic ultrasound applications

Aero & Defense

- Hydrophones for sonar applications
- Military communication
- Up-integration into sensors and transducers
- Penetration into European defense market
- Textured piezo material

Telecom & IT

- 5G infrastructure build out – massive MIMO and small cell deployment
- High-speed wireline networks
- Advanced fingerprint security, haptics for mobile device applications

CTS

Enhancing Sales And Product Management For Organic Growth

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Strategic M&A Approach Expand Product Range Broaden Geographic Reach Enhance Technology Portfolio Strengthen Customer Relationships Case Study: Successfully Built Broad Piezoelectric Ceramic Growth Platform Single Crystal Technology Double-Digit Growth 2016 Bulk Technology Single-Digit Growth Pre 2016 SAM : $714M 2017 Tape Cast Technology Single-Digit Growth SAM : $968M Robust Double-Digit Growth Platform 2018+ $1.7B (>2x SAM )

Balanced Capital Deployment Approach Capital Structure Leverage = 1.0x - 2.5x EBITDA Operating Cash Flow Return Capital to Shareholders ~4% of Sales* 20-40% of Free Cash Flow 12-15% of Sales 60-80% of Free Cash Flow Growth Acquisitions Investment Dividends & Buybacks *4.6% in 2019 Not adjusted for Covid-19 impact

Financial Performance Trend Adjusted Earnings Per Share Sales ($ Millions) Due to ongoing market uncertainties, management has withdrawn its guidance for 2020

Financial Framework 2012 2019 Long-Term Target Range Gross Margin 30.0% 33.6% 34-37% SG&A Expense 20.7% 15.0% 13-15% R&D Expense 6.9% 5.5% 5-7% CapEx 2.6% 4.6% ~4% Targeting 10% Annual Growth (Organic + Inorganic) Not adjusted for Covid-19 impact

Adjusting In Response To Impact Of COVID-19 Adequate Liquidity Strong cash & debt availability ($ Millions) $300 $132 $106 Borrowed Total Facility Borrowed $50 million in Q1 2020 to build cash buffer Well within debt covenant limits Continued covenant compliance expected Actions Prioritize employee safety at operating sites Strive to serve customer needs Cost actions to decrease cash burn Temporary pay reductions, furloughs Temporary suspension of 401K match Tightening on all discretionary spend Board cash compensation reduction Restructuring plan Consolidate sites, optimize operating costs Cost – $10-$12 million Savings – $0.22-$0.26/year in EPS by 2H 2022 Carefully manage inventory, receivables Pursue and win revenue opportunities Continue strengthening M&A pipeline

Appendix

CTS Core Values

($ Millions, except percentages and Adjusted Diluted EPS) Financial Summary Note: See Regulation G reconciliations from GAAP to Non-GAAP measures and adjustments. Net Sales Adjusted Diluted EPS Operating Cash Flow Total Debt / Capitalization Depreciation and Amortization Adjusted EBITDA Adjusted EBITDA % of Sales Adjusted Gross Margin Adjusted Gross Margin % of Sales 2017 $423.0 $1.23 $58.0 18.2% $20.7 $80.0 18.9% $145.2 34.3% 2018 $470.5 $1.53 $58.2 11.7% $22.5 $92.1 19.6% $165.0 35.1% 2019 $469.0 $1.45 $64.4 19.7% $24.6 $89.5 19.1% $157.6 33.6% Q3 YTD 2020 $301.0 $0.69 $49.3 20.4% $19.8 $51.2 17.0% $96.4 32.0%

Regulation G Schedules ($ Millions, except percentages) Adjusted Gross Margin 2020 2019 2020 2019 2019 2018 2017 Gross margin 36.9 $ 37.1 $ 96.4 $ 118.9 $ 157.6 $ 165.0 $ 140.4 $ Adjustments to reported gross margin: Pension settlement charge - - - - - - 4.8 Adjusted gross margin 36.9 $ 37.1 $ 96.4 $ 118.9 $ 157.6 $ 165.0 $ 145.2 $ Sales 113.8 $ 115.7 $ 301.0 $ 354.0 $ 469.0 $ 470.5 $ 423.0 $ Adjusted gross margin as a % of sales 32.4% 32.0% 32.0% 33.6% 33.6% 35.1% 34.3% Full Year Q3 Year-to-Date

Regulation G Schedules ($ Millions, except percentages) Adjusted EBITDA 2020 2019 2020 2019 2019 2018 2017 Net earnings 11.1 $ 2.7 $ 19.7 $ 26.1 $ 36.1 $ 46.5 $ 14.4 $ Depreciation and amortization expense 6.7 6.1 19.8 18.0 24.6 22.5 20.7 Interest expense 0.9 0.8 2.6 1.7 2.6 2.1 3.3 Tax expense 3.2 4.5 6.4 11.3 14.1 11.6 25.8 EBITDA 21.8 14.1 48.6 57.2 77.5 82.7 64.2 Adjustments to EBITDA: Restructuring charges 1.0 2.3 1.4 5.3 6.9 4.6 4.1 Loss on sale of facilities, net of expenses - - - - - - 0.7 Environmental charges 0.5 - 1.3 - 2.3 - - Legal settlement - - - - (0.5) - - Transaction costs - 0.7 - 0.7 0.7 - 0.3 Lease termination charge - - - - - - 0.1 Costs of tax improvement initiatives - - - - 0.1 1.2 0.2 Pension settlement charge - - - - - 1.0 13.4 Non-cash pension expense 0.6 0.2 1.9 0.6 0.8 - - Foreign currency (gain) loss (2.3) 2.5 (1.9) 2.8 1.8 2.6 (3.0) Total adjustments to EBITDA (0.2) 5.7 2.6 9.5 12.0 9.4 15.8 Adjusted EBITDA 21.6 $ 19.8 $ 51.2 $ 66.7 $ 89.5 $ 92.1 $ 80.0 $ Sales 113.8 $ 115.7 $ 301.0 $ 354.0 $ 469.0 $ 470.5 $ 423.0 $ Adjusted EBITDA as a % of sales 19.0% 17.1% 17.0% 18.8% 19.1% 19.6% 18.9% Full Year Q3 Year-to-Date

Regulation G Schedules

Adjusted Diluted EPS

	Q3 2020	Q3 2019	Year-to-Date 2020	Year-to-Date 2019	Full Year 2019	Full Year 2018	Full Year 2017
Diluted earnings per share	**$ 0.34**	**$ 0.08**	**$ 0.61**	**$ 0.79**	**$ 1.09**	**$ 1.39**	**$ 0.43**
Tax affected adjustments to reported diluted earnings per share:							
Restructuring charges	0.03	0.06	0.04	0.13	0.18	0.12	0.08
Loss on sale of facilities, net of expenses	-	-	-	-	-	-	0.01
Environmental charges	0.01	-	0.03	-	0.05	0.02	-
Legal settlement	-	-	-	-	(0.01)	-	-
Transaction costs	-	0.01	-	0.01	0.02	-	0.01
Costs of tax improvement initiatives	-	-	-	-	-	0.03	-
Pension settlement charge	-	-	-	-	-	-	0.26
Non-cash pension expense	0.01	-	0.04	0.01	0.02	-	-
Foreign currency (gain) loss	(0.07)	0.08	(0.06)	0.08	0.05	0.06	(0.07)
Other discrete tax items	0.02	0.06	0.03	0.06	0.05	(0.07)	(0.05)
Tax impact of U.S. tax reform	-	-	-	-	-	(0.02)	0.54
Tax impact of other foreign taxes	-	-	-	-	-	-	0.02
Adjusted diluted earnings per share	**$ 0.34**	**$ 0.29**	**$ 0.69**	**$ 1.08**	**$ 1.45**	**$ 1.53**	**$ 1.23**

Total Debt to Capitalization

($ Millions, except percentages)

	Q3 2020	Q3 2019	As of December 31 2019	As of December 31 2018	As of December 31 2017
Total debt **(A)**	$ 106.3	$ 112.7	$ 99.7	$ 50.0	$ 76.3
Total shareholders' equity **(B)**	$ 414.0	$ 395.2	$ 405.2	$ 377.9	$ 343.8
Total capitalization **(A+B)**	$ 520.3	$ 507.9	$ 504.9	$ 427.9	$ 420.1
Total debt to capitalization	**20.4%**	**22.2%**	**19.7%**	**11.7%**	**18.2%**

cts

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